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                                                                   EXHIBIT 10.12

                            MARINER HEALTH CARE, INC.
                    2002 OUTSIDE DIRECTORS' STOCK OPTION PLAN
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                            MARINER HEALTH CARE, INC.
                    2002 OUTSIDE DIRECTORS' STOCK OPTION PLAN

                                TABLE OF CONTENTS

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SECTION 1  INTRODUCTION...........................................................................................1

SECTION 2  DEFINITIONS............................................................................................1

SECTION 3  ADMINISTRATION.........................................................................................3

SECTION 4  SHARES SUBJECT TO PLAN.................................................................................4

SECTION 5  OPTION AWARDS..........................................................................................4

SECTION 6  TERM OF PLAN...........................................................................................4

SECTION 7  INDEMNIFICATION OF BOARD OF DIRECTORS..................................................................4

SECTION 8  AMENDMENT AND TERMINATION OF THE PLAN..................................................................5

SECTION 9  ADJUSTMENT IN OPTION SHARES AND EXERCISE PRICE.........................................................5

SECTION 10 WITHHOLDING TAXES......................................................................................5

SECTION 11 RIGHTS AS A STOCKHOLDER................................................................................6

SECTION 12 GOVERNING LAW..........................................................................................6
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                            MARINER HEALTH CARE, INC.
                    2002 OUTSIDE DIRECTORS' STOCK OPTION PLAN

                             SECTION 1. INTRODUCTION

         The Mariner Health Care, Inc. 2002 Outside Directors' Stock Option Plan (the "Plan") provides the Company with the ability to grant each non-employee director nonqualified stock options ("Options") to purchase shares ("Option Shares") of common stock of Mariner Health Care, Inc. (the "Company").

                             SECTION 2. DEFINITIONS

         2.1 Definitions. The following words and phrases shall, when used herein, have the meanings set forth below:

                  (a) "Act" means the Securities Exchange Act of 1934, as amended.

                  (b)      "Affiliate" means

                           (1)      Any Subsidiary or Parent,

                           (2) An entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Company, or

                           (3) Any entity in which the Company has such a significant interest that the Company determines it should be deemed an "Affiliate", as determined in the sole discretion of the Company.

                  (c) "Agreement" means a stock option agreement, which is an agreement subject to the terms of the Plan.

                  (d) "Board of Directors" or "Board" means the Board of Directors of the Company.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended.

                  (f) "Company" means Mariner Health Care, Inc., a Delaware corporation.

                  (g)      "Common Stock" means the Company's common stock.

                  (h) "Eligible Director" means a Director who meets the requirements of Section 3.3 of the Plan.

                  (i)      "Director" means a director of the Company.

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                  (j)      "Disability" has the same meaning as provided in the
long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for Director. If no long-term disability plan or policy was ever maintained on behalf of the Director or, the determination of Disability relates to an Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Compensation Committee of the Board of Directors and will be supported by advice of a physician competent in the area to which such Disability relates.

                  (k) "Employee" means any person who is employed by the Company or an Affiliate for purposes of the Federal Insurance Contributions Act.

                  (l)      "Fair Market Value" with regard to a date means:

                           (1) the price at which Common Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the Compensation Committee of the Board of Directors on which the shares of Common Stock are then actively traded or, if applicable, as reported by the NASDAQ Stock Market.

                           (2) if such market information is not published on a regular basis, the price of Common Stock in the over-the-counter market on that date or the last business day prior to that date as reported by the NASDAQ Stock Market or, if not so reported, by a generally accepted reporting service.

                           (3) if Common Stock is not publicly traded, as determined in good faith by the Compensation Committee of the Board of Directors with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal.

         For purposes of Paragraphs (1), (2), or (3) above, the Compensation Committee of the Board of Directors may use the closing price as of the applicable date, the average of the high and low prices as of the applicable date or for a period certain ending on such date, the price determined at the time the transaction is processed, the tender offer price for shares of Common Stock, or any other method which the Compensation Committee of the Board of Directors determines is reasonably indicative of the fair market value.

                  (m) "Option" means an option to purchase Common Stock of the Company granted pursuant to and in accordance with the provisions of the Plan.

                  (n) "Optionee" means a Director who is granted an Option pursuant to and in accordance with the provisions of the Plan.

                  (o) "Option Shares" means Shares subject to and issued pursuant to an exercise of an Option granted under the Plan.

                  (p) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% of more of the total combined


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voting power of all classes of stock in one of the other corporations in such chain. A Parent shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations and rulings thereunder.

                  (q) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A Subsidiary shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations or rulings thereunder.

                  (r)      "Share" means a share of Common Stock of the Company.

                            SECTION 3. ADMINISTRATION

         3.1 Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors.

         3.2 Finality. The Compensation Committee of the Board of Directors shall have the authority in its sole discretion to interpret the Plan, to grant Options under and in accordance with the provisions of the Plan, and to make all other determinations and to take all other actions it deems necessary or advisable for the implementation and administration of the Plan or Agreements thereunder. All actions of the Compensation Committee of the Board of Directors shall be final, conclusive and binding upon the Optionees. No member of the Compensation Committee of the Board of Directors shall be liable for any action taken or decision made in good faith relating to the Plan or any grant of an Option thereunder. All Options granted pursuant to this Plan shall be evidenced by an Agreement and shall be subject to the terms of the Plan and such additional terms are as set forth in the Agreement.

         3.3 Eligibility. Directors who are not Employees of the Company or an Affiliate shall be eligible to receive Options under the Plan on the terms and subject to the restrictions hereinafter set forth.

         3.4 Exercise and Payment of Option Awards. All Options may be exercised to the extent vested. All Options may be exercised only by written notice to the Company. Payment for all Shares purchased pursuant to exercise of an Option shall be made (a) in cash; (b) by delivery to the Company of a number of Shares which have been beneficially owned by the Eligible Director for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the exercise price multiplied by the number of shares the Eligible Director intends to purchase upon exercise of the Option on the date of delivery; or (c) to the extent available, in a cashless exercise through a broker. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made. The holder of an Option, as such, shall have none of the rights of a shareholder of the Company.

         3.5 Non-Transferability. Unless otherwise permitted by the Compensation Committee of the Board of Directors, an Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the


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Optionee, except in the case of the Optionee's Disability, in which case an
Option shall be exercisable by the Optionee's legal representative.

                        SECTION 4. SHARES SUBJECT TO PLAN

         The aggregate number of Option Shares which may be issued under the Plan shall at no time exceed one hundred seventy-five thousand (175,000). The limitation established by this Section shall be subject to adjustment in accordance with the provisions of the Plan. In the event that an Option expires or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be subject to an Option under the Plan. In the event that an Optionee delivers Shares as payment of the exercise price for an Option, such Shares may be subject to Options under this Plan.

                            SECTION 5. OPTION AWARDS

         Each Option contemplated by this Section 5 shall be evidenced by an Agreement which shall incorporate the applicable terms of the Plan. The terms of each Agreement shall provide: (a) that the per share purchase price for each Share subject to the Option shall be the Fair Market Value as of the date of grant; provided, however, that within the first ninety (90) days following the consummation of the Plan of Reorganization of the Company, Options may be granted within an exercise price equal to the reorganization price of the Company's common stock determined in connection with the Plan of Reorganization, even if such price is less than Fair Market Value; and (b) that the Option shall expire upon the earlier of the tenth (10th) anniversary following the date of grant or, subject to the condition that an Option may not be exercised past the expiration of its term, within one year after the date the Director ceases to serve upon the Board of Directors for any reason.

                             SECTION 6. TERM OF PLAN

         The Plan shall be effective on the date of its approval by the Board of Directors and shall continue to be effective until ten (10) years following the effective date of the Plan, unless sooner terminated by the Board of Directors pursuant to Section 10 hereof.

                SECTION 7. INDEMNIFICATION OF BOARD OF DIRECTORS

         In addition to such other rights of indemnification that the members of the Board of Directors may have, each member of the Board of Directors shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which it may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by it in settlement thereof (provided the settlement has received the prior approval of the Company) or paid by it in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Board member is liable for negligence or misconduct in the performance of its duties; provided that promptly after institution of the action, suit or proceeding the Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend such matter. Upon the delivery to the Board member of written notice of assumption by the Company of the defense of such matter, the Company will not be responsible to the Board member for any further fees and disbursements relating to the defense of such matter, including fees and disbursements of counsel.


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                SECTION 8. AMENDMENT AND TERMINATION OF THE PLAN

         The Board of Directors at any time may amend or terminate the Plan without the approval of the shareholders of the Company; provided, however, that the Board of Directors may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, this Plan, Optionees or Eligible Directors are subject. No amendment or termination of the Plan shall adversely affect the rights of an Optionee with regard to his Options without his consent.

            SECTION 9. ADJUSTMENT IN OPTION SHARES AND EXERCISE PRICE

         If (i) the number of Shares shall be increased or reduced by a change in par value, split-up, stock split, reverse stock split, reclassification, merger, consolidation, distribution of stock dividends or similar capital adjustments, or (ii) the Company engages in a transaction for which the Compensation Committee of the Board of Directors determines an adjustment is appropriate, then the Compensation Committee of the Board of Directors may make an adjustment in the number and kind of Shares available for the granting of Options under the Plan. In addition, the Compensation Committee of the Board of Directors may, in its sole and absolute discretion, make an adjustment in the number, kind and price of Shares as to which outstanding Options, or the portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest is maintained as before the occurrence of the event. The adjustment in outstanding Options will be made without change in the total price applicable to the unexercised portion of the Option and, if necessary, with a corresponding adjustment in the exercise price per share. Any fractional Shares resulting from such adjustments shall be eliminated. All adjustments made by the Compensation Committee of the Board of Directors under this Section shall be conclusive.

         In the event of a merger, consolidation or other reorganization of the Company or tender offer for Shares, the Compensation Committee of the Board of Directors may make such adjustments with respect to Options and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new Options, or the adjustment of outstanding Options, the acceleration of Options, the removal of restrictions on outstanding Options, or the termination of outstanding Options in exchange for the cash value determined in good faith by the Compensation Committee of the Board of Directors. Any adjustment pursuant to this Section may provide, in the Compensation Committee's discretion, for the elimination without payment therefor of any fractional Shares that might otherwise become subject to any Options, but except as set forth in this Section may not otherwise diminish the then value of the Options.

                          SECTION 10. WITHHOLDING TAXES

         To the extent required by law, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirement, if any, prior to the delivery of any certificate or certificates for such Shares. An optionee must pay the withholding tax in cash or by certified check or by the Company deducting a sufficient number of Shares from the Option Shares issued to satisfy withholding taxes, in accordance with the Agreement.


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                      SECTION 11. RIGHTS AS A SHAREHOLDER

         An Optionee or a transferee of an Optionee shall have no rights as a shareholder of the Company with respect to any Option or Option Shares until the date of the issuance of a stock certificate to him for the Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as otherwise provided in the Plan.

                            SECTION 12. GOVERNING LAW

         The laws of the State of Delaware shall govern this Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.


                                             MARINER HEALTH CARE, INC.



                                             By:
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                                             Title:
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